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                                                                   Exhibit 10.27

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                (Borrowing Base)

       THIS FIRST AMENDMENT TO CREDIT AGREEMENT (Borrowing Base)(this "Amendment") dated effective as of April 15, 1997 (the "Effective Date"), is by and between XETEL CORPORATION ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

       The Bank and the Borrower have entered into a Credit Agreement (with Borrowing Base) dated as of August 23, 1996 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and increase the Commitment.

       NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

       Section 1. Revolving Credit Note. Section 1.1 of the Credit Agreement is amended by redesignating the same as Section 1.1.A and by substituting the following for the Section 1.1.A of the Credit Agreement:

       "Subject to the terms and conditions hereof, the Bank agrees to make loans ("Revolving Loan" or "Revolving Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding for Borrower the lesser of the Borrowing Base or $10,000,000.00 (the "Commitment"), Borrower having the right to borrow, repay and reborrow. Each Revolving Loan and Repayment must be at least the minimum amount required in the Revolving Note. The Revolving Loans may only be used for supporting Borrower's accounts receivable and inventory. The Bank and the Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement, the Revolving Note or any Revolving Loan. The Revolving Loans shall be evidenced by and shall bear interest and be payable as provided in the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications, replacements, and rearrangements thereof and substitutions therefor, the "Revolving Note") which is given in renewal, modification and increase of that certain promissory note dated August 23, 1996 in the original principal amount of $7,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $-0- under the Revolving Note leaving a balance as of the Effective Date of $10,000,000.00 under the Commitment available for Revolving Loans subject to the terms and conditions of this Agreement. "Termination Date" means the earlier of (a) August 31, 1998; or (b) the date specified by Bank pursuant to Section 6.1 hereof.

       Section 2. The Credit Agreement is amended by adding a new Section 1.1.B to read as follows:

       "ADVANCE TERM NOTE 1.1.B Bank agrees to extend an advance loan converting to a term loan on the Advance Termination Date (as defined in the Advance Term Note) in the amount of $2,500,000.00 ("Advance/Term Loan" or "Advance/Term Loans") to Borrower as evidenced by a promissory note in proper form in the original principal amount of $2,500,000.00 dated April 3, 1997 and maturing August 31, 2000 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Advance/Term Note")." The Advance/Term Loans shall be for the purpose of financing Borrower's leasehold improvements."




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       Section 3.  The Credit Agreement is amended by adding a new Section
1.1.C to read as follows:

       "LOANS AND NOTES 1.1.C "Loan" or "Loans" shall refer to each and all Revolving Loans and all Advance/Term Loans. "Note" or "Notes" shall refer to each and both of the Revolving Note and the Advance/Term Note."

       Section 3. Section 1.4 of the Credit Agreement is amended by substituting the following for Section 1.4 of the Credit Agreement:

       "In consideration of the Commitment, Borrower will pay a Commitment Fee (computed on the basis of the actual number of days elapsed in a year comprised of 360 days) of one-eighth (1/8) of one percent (1%) on the Revolving Loan based on the daily average difference between the Commitment and the principal balance of the Revolving Note from the date hereof to the Termination Date. The Commitment Fee is due and payable quarterly in arrears beginning on September 30, 1996."

       Section 4.  Section 7.4 of the Credit Agreement is amended as follows:

       "All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of Borrower and will benefit the successors and assigns of the Bank; provided that Bank's agreement to make Loans to Borrower will not inure to the benefit of any successor or assign of Borrower except for an approved merger or business combination. Except as otherwise provided herein, the term of this Agreement will be until the later of the final maturity of the Revolving Note or the Term Note, whichever is later and the full and final payment of all Obligations and all amounts due under the Loan Documents."

       Section 5.  Section 7.6 of the Credit Agreement is amended as follows:

       "EXPENSES 7.6 Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement are consummated, Borrower agrees to pay on demand all reasonable, direct out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Loans. Notwithstanding anything contained herein to the contrary, Borrower shall not pay more than $1,500.00 for any single, annual field analysis of Borrower's assets. Borrower agrees to pay Bank's standard Documentation Preparation and Processing Fee for preparation, negotiation and handling of this Agreement not to exceed the amount of $1,500.00. Borrower also agrees to pay Bank a transaction fee of $8,500.00, which fee is due and payable upon the execution of this Amendment. The obligations of the Borrower under this and the following section will survive the termination of this Agreement."

       Section 6. Exhibit A of the Credit Agreement is hereby amended by replacing prior Exhibit A with the Exhibit A attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

       Section 7. Exhibit C of the Credit Agreement is hereby amended by replacing prior Exhibit C with the Exhibit C attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

       Section 8. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

       Section 9. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.





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       Section 10.  The Borrower further acknowledges that each of the other
Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

       Section 11. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

       Section 12. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

       Section 13. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

       THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.



              BORROWER:                    XETEL CORPORATION

                                           By: /s/ Richard S. Chilinski
                                           Name:   Richard S. Chilinski
                                           Title:  Chief Financial Officer

              BANK:                        TEXAS COMMERCE BANK
                                           NATIONAL ASSOCIATION

                                           By: /s/ Ralph T. Beasley
                                           Name:   Ralph T. Beasley
                                           Title:  Vice President





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